Exhibit 10.27

July     , 2008

Deutsche Bank Securities Inc.
As representative of the Underwriters
60 Wall Street
New York, NY 10005

Ladies & Gentlemen:

The undersigned understands that you, as the representative of the several underwriters (the “Representative”), propose to enter into an Equity Underwriting Agreement (the “Underwriting Agreement”) with Shuffle Master, Inc., a Minnesota corporation (the “Company”), providing for the offering (the “Offering”) by the several underwriters, including the Representative (the “Underwriters”), of shares of common stock, par value $.01, of the Company (the “Common Stock”).

To induce the Underwriters to continue their efforts in connection with the Offering, the undersigned hereby agrees that, without the prior written consent of Deutsche Bank Securities Inc., it will not, for a period of 90 days after the date of the prospectus relating to the Offering, directly or indirectly, offer, sell, pledge, contract to sell (including any short sale), grant any option to purchase or otherwise dispose of any shares of Common Stock or enter into any hedging transaction relating to the Common Stock or make any demand for or exercise any right with respect to, the registration of any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock.  Notwithstanding the foregoing, if (1) during the last 17 days of the 90-day restricted period, the Company issues an earnings release or material news or a material event relating to the Company occurs; or (2) prior to the expiration of the 90-day restricted period, the Company announces that it will release earnings results during the 16-day period beginning on the last day of the 90-day period, the restrictions imposed by this Letter Agreement shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the occurrence of the material news or material event, as applicable, unless Deutsche Bank Securities Inc. waives, in writing, such extension.

The undersigned agrees that the Company may, and that the undersigned will, (i) with respect to any shares of Common Stock or other Company securities for which the undersigned is the record holder, cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company and (ii) with respect to any shares of Common Stock or other Company securities for which the undersigned is the beneficial holder but not the record holder, cause the record holder of such securities to cause the transfer agent for the Company to note stop transfer instructions with respect to such securities on the transfer books and records of the Company.

In addition, the undersigned hereby waives any and all notice requirements and rights with respect to registration of securities pursuant to any agreement, understanding or otherwise setting forth the terms of any security of the Company held by the undersigned, including any registration rights agreement to which the undersigned and the Company may be party, provided that such waiver shall apply only to the proposed Offering, and any other action taken by the Company in connection with the proposed Offering.

Notwithstanding the foregoing, the undersigned may transfer the undersigned’s shares of Common Stock (i) as a bona fide gift or gifts, provided that the donee or donees thereof agree to be bound in writing by the restrictions set forth herein, (ii) to any trust for the direct or indirect benefit of the undersigned or the immediate family of the undersigned, provided that the trustee of such trust agrees to be bound in writing by the restrictions set forth herein, and provided further that any such transfer shall not involve a disposition for value, or (iii) with the prior written consent of Deutsche Bank Securities Inc.  For purposes of this letter agreement, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin. In addition, notwithstanding the foregoing, if the undersigned is a corporation, the corporation may transfer share of Common Stock of the Company to any wholly owned subsidiary of such corporation; provided however, that in any such case, it shall be a condition to the transfer of such that (i) the transferee execute an agreement stating that the transferee is receiving and holding such Common Stock subject to the provisions of this letter agreement and (ii) there shall be no further transfer of such Common Stock except in accordance with this agreement, provided further that any such transfer shall not involve a disposition for value.

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement.  All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Signature:

Print Name:

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